Exhibit 10.3

As of March 16, 2012

Shared Executive Agreement

Between:	FilmOn.TV Networks Inc (Client, Company, FilmOn)
301 N Canon Dr., Suite 208
Beverly Hills, CA, 90210
USA

and	Tamalpais Finance LLC (Consultant)
76 Tamalpais Road
Kentfield, California 94904
USA

Client hereby engages Consultant to provide personal services and assistance with the corporate operations of the Client and its Affiliates, including but not limited to “FilmOn.TV Networks”, “FilmOn.com Pic”, “FilmOn.com Inc”; “FilmOn.TV Inc”, “Battlecam.com”; “FilmOn Mobile Inc.”; Interactive Artist Management; “9021go Inc”; “FilmOn Labs”; and related initiatives referred to as the “Business Opportunity”.

The Consultant nominates as its “Nominated Executive” and the Client accepts and accepts only Peter Van Pruissen to be eligible to act as “Director” of the Client and otherwise to roles including but not limited to “Chief Financial Officer’ of the Client and their business initiatives and those of their Affiliates and to perform the “Duties” contemplated by this Agreement.

The Nominated Executive will report to the Chairman of FilmOn.TV Networks.

1.	Duties

The Chief Financial Officer (CFO) provides both operational and programmatic support to the organization. The CFO supervises the finance unit and is the chief financial spokesperson for the organization The CFO reports directly to the Chairman and directly assists the Senior Vice President (SVP), Chief Operating Officer (COO) and Senior Vice-Presidents of Programming on all strategic and tactical matters as they relate to budget management, cost benefit analysis, forecasting needs and the securing of new funding.

KEY RESPONSIBILITIES

a	Assist in performing all tasks necessary to achieve the organization’s mission and help execute staff succession and growth plans;

b	Assist with the Company’s capital raising including participation in investor shows and other activities relating to the public listing of the Company;

c	Train the Finance Department and other staff on raising awareness and knowledge of financial management matters;

d	Work with the Chairman, SVP, COO, SVPs of Programming and all other staff on the strategic vision including fostering and cultivating stakeholder relationships on city, state, and national levels, as well as assisting in the development and negotiation of contracts;

e	Participate in developing new business, specifically: assist the CEO, SVP and COO in identifying new funding opportunities, the drafting of prospective programmatic budgets, and determining cost effectiveness of prospective service delivery;

f	Assess the benefits of all prospective contracts and advise the Executive Team on programmatic design and implementation matters;

g	Ensure adequate controls are installed and that substantiating documentation is approved and available such that all transactions may pass independent and governmental audits;

h	Provide the SVP, COO and SVPs of Programming with an operating budget Work with the SVP & COO to ensure programmatic success through cost analysis support, and compliance with all contractual and programmatic requirements. This includes: 1) interpreting legislative and programmatic rules and regulations to ensure compliance with all federal, state, local and contractual guidelines, 2) ensuring that all government regulations and requirements are disseminated to appropriate personnel, and 3) monitoring compliance;

i	Oversee the management and coordination of all fiscal reporting activities for the organization including: organizational revenue/expense and balance sheet reports, reports to funding agencies, development and monitoring of organizational and contract budgets;

j	Oversee all purchasing and payroll activity for staff and participants;

k	Develop and maintain systems of internal controls to safeguard financial assets of the organization Oversee the coordination and activities of independent auditors ensuring all A-133 audit issues are resolved, and all 403(b) compliance issues are met, and the preparation of the annual financial statements is in accordance with U.S. GAAP and federal, state and other required supplementary schedules and information;

l	Attend Board and Subcommittee meetings; including being the lead staff on the Audit/Finance Committee;

m	Monitor banking activities of the organization;

n	Ensure adequate cash flow to meet the organization’s needs;

o	Investigate cost-effective benefit plans and other fringe benefits which the organization may offer employees and potential employees with the goal of attracting and retaining qualified individuals;

p	Oversee the production of monthly reports including reconciliations with funders and pension plan requirements, as well as financial statements and cash flow projections for use by Executive management, as well as the Audit/Finance Committee and Board of Directors;

q	Assist in the design, implementation, and timely calculations of wage incentives, commissions, and salaries for the staff;

r	Oversee Accounts Payable and Accounts Receivable and ensure a disaster recovery plan is in place;

s	Oversee business insurance plans and health care coverage analysis;

t	Oversee the maintenance of the inventory of all fixed assets (computers, etc.).

2.	Targets

Performance by the Consultant will be judged in relation to Client’s progress to its agreed Business Plans and Financial Forecasts.

3.	Fees

3.1.	As consideration for performance of its Duties hereunder Consultant shall receive the “Initial Retainer Fee” from the date of this Agreement for the duration of the Initial Term. The Initial Retainer Fee shall be paid monthly, two weeks in arrears, two weeks in advance in the amount:

•	US$5,000 per month

3.2.	As consideration for performance of its Duties hereunder during the Initial Term Consultant shall be paid a “Success Fee” contingent upon the Client upon Company completing a “Minimum Corporate Financing” of no less than $5,000,000 during the Initial Term, calculated as:

•	US$30,000

3.3.	As consideration for performance of its Duties hereunder Consultant shall receive the “Extended Term Retainer Fee” from the date of this Agreement should the Client exercise its option for the Extended Term. The Extended Term Retainer Fee shall be paid monthly, two weeks in arrears, two weeks in advance in the amount:

•	US$10,000 per month

3.4.	The amount of the Retainer Fee shall increase to $15,000 per month on that date twelve (12) months from the date of this agreement for the duration of the Term.

3.5.	As consideration for Consultant’s performance of its Duties hereunder, Consultant shall receive the following “Equity Payment” of Shares in the Client:

•	500,000 Shares in FilmOn.TV Networks Inc. equal to one half percent (0.5%) of the fully diluted voting issued capital of FilmOn.TV Networks Inc. as calculated at the date of this Agreement and allotted to the Consultant within seven (7) days of this Agreement.

Consultant’s Shares in the Client shall be subject to the “Vesting Schedule” at Schedule A. Issuance of the shares shall be in accordance with all applicable securities laws.

3.6.	The Consultant shall be reimbursed or advanced funds to cover all travel expenses approved prior by the Chairman or otherwise reasonably incurred in discharging the Duties.

3.7.	The Consultant shall be reimbursed or advanced funds to cover all expenses provided for by any agreed Budget or otherwise authorized prior by the Chairman or by another appropriate authority of the Client.

4.	Terms & Conditions of Consultancy

4.1.	During the Term and for a period of two (2) years thereafter and excluding the Consultant’s other Contractual Commitments set-out at Schedule B of this Agreement, the Consultant will not, directly or indirectly: solicit or request any Consultant of or consultant to the Client to leave the employ of or cease consulting for the Client; solicit or request any Consultant of or consultant to the Client to join the employ of, or begin consulting for, any individual or entity that researches, develops, markets or sells products that compete with those of the Client; solicit or request any individual or entity that researches, develops, markets or sells products that compete with those of the Client, to employ or retain as a consultant any Consultant or consultant of the Client; or induce or attempt to induce any supplier or vendor of the Client to terminate or breach any written or oral agreement or understanding with the Client.

4.2.	For a period of two (2) years following the Date of this Agreement, Consultant shall not, without the prior written consent of Client, which consent Client may withhold at their sole discretion, (a) utilize any Confidential Information to circumvent or compete with Client in relation to the FilmOn Business Plans, or (b) utilize information lawfully furnished or disclosed to Client by a non-party to this Agreement without any obligation of confidentiality and through no wrongful act of the recipient Party, or information independently developed by Client relative to the FilmOn Business Plan, to circumvent or compete with Client on the FilmOn Business Plan.

5.	Status of Consultant

Consultant shall at all times contemplated herein be considered an independent contractor of the Client. The Consultant shall not be deemed an agent, partner or joint venturer of Client for any purpose whatsoever, and Consultant shall have no authority to bind or act on behalf of Client. Consultant shall be responsible for, and agrees to comply with, obligations under federal and state tax laws for payment of income and, if applicable, self-employment tax. Further, to the fullest extent permitted by the taws of the State of California and the United States, Consultant forever waives any claims, rights or privileges they may have as against Client pursuant to any Labor Codes or Statutes including, but not limited to the Americans with Disabilities Act and any other similar provisions.

6.	Indemnities

6.1.	Client will respectively indemnify Consultant for any third party claims made against Consultant during the Term hereof and for twelve (12) months thereafter arising in connection with the FilmOn Business Plan, except to the extent that such claim arises from the negligence or willful wrongdoing of Consultant. Consultant shall indemnify and hold Client and its principals harmless from any and all claims, causes, costs and fees (including but not limited to attorney’s fees) that arise as a result Consultant’s breach of its Duties, any materials created by Consultant, or any other misconduct of Consultant in connection with its Duties hereunder. As a condition to Client’s obligations to indemnify Consultant, Consultant shall provide prompt written notice of such claim to Client (the “Indemnitor”) and shall allow the Indemnitor to defend any such claim using counsel of its choice. The Indemnitor shall not settle any such claim without the express written consent of the Indemnitee, such consent not to be unreasonably withheld.

7.	Covenant Not to Compete

7.1.	For good consideration and as an inducement for Client to engage Consultant, if such engagement is terminated for Cause, Consultant shall not compete, for a period of two years after the end of the Term of this Agreement, engage directly or indirectly, either personally or as an Consultant, associate partner, partner, manager, agent, or otherwise, or by means of any corporate or other device, in business related to the Business Opportunity within in the USA and any other Territory to which the Business Opportunity has extended: nor shall Consultant for such period and in such localities solicit orders, directly or indirectly, from any customers of the Client, or from any customers of its successor, for such products as are sold by Company or its successor, either for (himself or herself) or as an Consultant of any person, firm, or corporation.

7.2.	The term “not compete” as used herein shall mean that the Consultant shall not own, manage, operate, consult or to be engaged or employed in a business substantially similar to, or competitive with, the present business of the Company or such other business activity in which the Company may substantially engage during the term of employment.

7.3.	On the termination of the Consultant’s employment with the Client for any reason, the Consultant will not solicit any customer of the Client that was a customer of the Company during the course of the Consultant’s employment with the Client, whether or not still a customer of the Client and whether or not knowledge of the customer is considered confidential information, or in any way aid and assist any other person to solicit any such customer for a period of two years from the date of termination of the Consultant’s employment.

7.4.	This Clause 7 shall not apply if Consultant is terminated without Cause.

8.	Trade Secrets

The Consultant acknowledges that the Client shall or may in reliance of this agreement provide Consultant access to trade secrets, customers and other confidential data and good will. Consultant agrees to retain said information as confidential and not to use said information on his or her own behalf or disclose same to any third party. The Consultant will take necessary actions to keep the Client’s business secrets, including but not limited to customer, supplier, logistical, financial, research and development information, confidential and not to disclose the Client’s business secrets to any third party during and after the term of the Consultant’s engagement.

9.	Intellectual Property & Confidentiality

9.1.	Those “Concepts and Ideas” disclosed by the Client to Consultant or which are developed by Consultant during the course of the performance of the Duties hereunder and which relate to the Client’s present, past or prospective business activities, services, and products, shall remain the sole and exclusive property of the Client. For further clarity, the results and proceeds of Consultant’s services contemplated hereunder shall be deemed “works-made-for-hire” commissioned for the benefit of Client as that term is commonly defined pursuant to United States Copyright Law. Should any of the results and proceeds of Consultant’s services hereunder not be deemed “works-made-for-hire”, the Consultant hereby grants to Client an exclusive, irrevocable, perpetual license to such.

9.2.	For the purposes of this Agreement, Confidential Information shall mean and collectively include: all information relating to the business, plans and/or technology of the Client including, but not limited to technical information including inventions, methods, plans, processes, specifications, characteristics, assays, raw data, scientific data, records, databases, formulations, protocols, equipment design, know-how, experience, and trade secrets; developmental, marketing, sales, customer, supplier, consulting relationship information, operating, performance, and cost information; computer programming techniques whether in tangible or intangible form, and all record bearing media containing or disclosing the foregoing information and techniques including, written business plans, patents and patent applications, grant applications, notes, and memoranda, whether in writing or presented, stored or maintained in or by electronic, magnetic, or other means.

9.3.	Notwithstanding the foregoing, the term “Confidential Information” shall not include any information which: (a) can be demonstrated to have been lawfully in the public domain or was publicly known or available prior to the date of the disclosure to Consultant; (b) can be demonstrated in writing to have been rightfully in the possession of Consultant prior to the disclosure of such information to Consultant by the Client; (c) becomes part of the public domain or publicly known or available by publication or otherwise, not due to any unauthorized act or omission on the part of Consultant or any third party; or (d) is supplied to Consultant by a third party without binder of secrecy, so long as that such third party has no obligation to the Client or any affiliated companies to maintain such information in confidence.

9.4.	As required by Consultant’s Duties, Consultant shall not, at any time now or in the future, directly or indirectly, use, publish, disseminate or otherwise disclose any Confidential Information, Concepts, or Ideas to any third party without the consent of the Client, which consent may be denied in each instance and all of the same, together with publication rights, shall belong exclusively to the Client.

9.5.	All documents, diskettes, tapes, procedural manuals, guides, specifications, plans, drawings, designs and similar materials, lists of present, past or prospective customers, customer proposals, invitations to submit proposals, price lists and data relating to the pricing of the Client’s products and services, records, notebooks and all other materials containing Confidential Information or information about Concepts or Ideas (including all copies and reproductions thereof), that come into Consultant’s possession or control by reason of Consultant’s performance of the relationship, whether prepared by Consultant or others: (a) are the property of the Client or Franchisee, (b) will not be used by Consultant in any way other than in connection with the performance of his/her Duties, (c) will not be provided or shown to any third party by Consultant, (d) will not be removed from the Client or Consultant’s premises (except as Consultant’s Duties require), and (e) at the termination (for whatever reason), of Consultant’s relationship with the Client, will be left with, or forthwith returned by Consultant to the Client.

9.6.	The Consultant agrees that the Client is and shall remain the exclusive owner of the Confidential Information and Concepts and Ideas. Any interest in patents, patent applications, inventions, technological innovations, trade names, trademarks, service marks, copyrights, copyrightable works, developments, discoveries, designs, processes, formulas, know-how, data and analysis, whether registrable or not (“Developments”), which Consultant, as a result of rendering Services to the Client under this Agreement, may conceive or develop, shall: (i) forthwith be brought to the attention of the Client by Consultant and (ii) belong exclusively to the Client. No license or conveyance of any such rights to the Consultant is granted or implied under this Agreement.

9.7.	The Consultant hereby assigns and, to the extent any such assignment cannot be made at present, hereby agrees to assign to the Client, without further compensation, all of his/her right, title and interest in and to all Concepts, Ideas, and Developments. The Consultant will execute all documents and perform all lawful acts which the Client considers necessary or advisable to secure its rights hereunder and to carry out the intent of this Agreement.

10.	Working Requirements

10.1.	The Consultant shall primarily operate from FilmOn.TV Network’s offices in Los Angeles, and otherwise as reasonably required by Client. The Consultant is permitted to undertake other consulting engagements for third-parties, so long as such engagements are not competitive with FilmOn.com. The Client acknowledges that the Consultant is already engaged in a number of acceptable and hereby permitted third-party engagements set out at Schedule B.

10.2.	The Consultant shall make best endeavors to attend to the Duties outlined for up to forty (40) hours each week whether expended both during and beyond the business hours and whether expended in attendance at the Client’s principal place of business or at such other location.

10.3.	The Consultant shall be entitled to up to two (2) weeks paid leave every twelve (12) months from the date of this Agreement.

11.	Warranties

Consultant disclaims responsibility, direct or indirect, express or implied, for the truth, accuracy or completeness of information provided to Client concerning a Prospect introduced by Consultant or concerning persons or entities introduced to Client through a Prospect Client acknowledges full and complete responsibility for the truth, accuracy, and completeness of all information concerning any Prospect or such other person or entity and, in its own behalf and as authorized representative of its Affiliates, expressly waives all rights of recourse, if any, against Consultant for reliance thereon by Client or any of Client’s Affiliates.

12.	Term

The Term of this Agreement shall extend for a period of six (6) months (the “Initial Term”) unless terminated by either party as provided herein below, during which time the Client or Consultant may terminate this Agreement at their sole discretion at any time on thirty (30) days written notice. The Client shall have the exclusive, irrevocable option to extend this Agreement for an additional eighteen (18) months (the “Extended Term”) by providing notice to the Consultant within thirty (30) days of the end of the Term. The Initial Term and any subsequent terms shall be individually and collectively referred to herein as the “Term”.

13.	Assignment

Other than to subsidiaries or Affiliates of Consultant, Consultant shall not have the right to assign its Duties and obligations hereunder without the express written consent of Client. Client may assign its rights and obligations hereunder to any of its subsidiaries or otherwise affiliated companies on notice to the Consultant.

14.	Governing Law

This Agreement shall be governed by the Laws of the State of California. Any dispute arising between Client and Consultant shall be brought before the Courts located in the State of California. Each party hereto submits to the personal jurisdiction of said courts.

15.	Miscellaneous

Each signatory to this Agreement hereby individually represents and warrants that he/she/it is duly authorized to bind Client and Consultant as applicable. This Agreement may be modified, waived, or otherwise changed only pursuant to a further written agreement between the parties hereto. This Agreement shall supersede any previous agreements and constitute the final expression of the agreement between Consultant and Client. Neither party has relied on any representations in entering into this Agreement except as expressly provided herein.

Agreed and accepted this 16th day of March, 2012.

Consultant: Tamalpais Finance LLC	Client: FilmOn.TV Networks Inc

By:	/s/ Peter van Pruissen	By:	/s/ Alkiviades David
	Peter Van Pruissen		Alkiviades David

Schedule A

Vesting Schedule

Consultant will receive equity in FilmOn.TV Networks Inc, respectively. Fifty percent (50%) of such equity will be issued on a fully vested basis with fifty percent (50%) subject to a ‘Vesting Schedule’ as follows:

Should the Consultant resign, or have his/her agreement terminated with “Cause” (as defined below) prior to the end of the Term of this Agreement, said equity subject to this Vesting Schedule would be subject to recall by the Client.

•	50% within the initial twelve (12) months

•	25% after twelve (12) months but before twenty-four (24) months.

Should any of the following events occur, 100% of said equity subject to this Vesting Schedule would vest as ordinary share capital of equal rank to that of all other shareholders:

•	Uncured, material breach of this Agreement by the Client

•	Termination of this Agreement by Client without cause

•	Any “liquidity Event” (defined below) or “Change of Control” (“defined below)

•	Failure of the Client to raise capital in excess of $1,000,000 within one year of this Agreement.

Definitions:

“Cause” in this agreement means:

(i) conviction of a crime involving moral turpitude;

(ii) willful misconduct or gross neglect of duties to the Client; provided that within 5 days after receiving notice of such misconduct or neglect, on which the board is relying to terminate for cause, Consultant is are provided the opportunity defend itself before the board; or

(iii) repeated failure by Consultant to follow the written directives of the board or any written Client policy or guidelines expressly approved by the board.

“Liquidity Event” in this Agreement means:

A merger, acquisition, sale of voting control or sale of substantially all of the assets of the Client.

Schedule B

Consultant’s Contractual Commitments

•	Tamalpais Finance LLC and clients thereof

As of September 11, 2012

Shared Executive Agreement-Amendment 1

Between:	FilmOn.TV Networks Inc (Client, Company, FilmOn)
301 N Canon Dr., Suite 208
Beverly Hills, CA, 90210
USA

and	Tamalpais Finance LLC (Consultant)
76 Tamalpais Road
Kentfield, California 94904
USA

This renewal amends and extends the Shared Executive Agreement executed between the parties on March 16, 2012 on the terms set forth below. Client hereby continues to engage Consultant to provide personal services and assistance with the corporate operations of the Client and its Affiliates, including but not limited to “FilmOn.TV Networks”, “FilmOn.com Plc”, “FilmOn.com Inc”; “FilmOn.TV Inc”, “Battlecam.com”; “FilmOn Mobile Inc.”; Interactive Artist Management; “9021go Inc”; ‘‘FilmOn Labs”; and related initiatives referred to as the “Business Opportunity”.

The Consultant nominates as its “Nominated Executive” and the Client accepts and accepts only Peter Van Pruissen to be eligible to act as “Director” of the Client and otherwise to roles including but not limited to “Chief Financial Officer’ of the Client and their business initiatives and those of their Affiliates and to perform the “Duties” contemplated by this Agreement.

The Nominated Executive will report to the Chairman of FilmOn.TV Networks.

1.	Duties

The Chief Financial Officer (CFO) provides both operational and programmatic support to the organization. The CFO supervises the finance unit and is the chief financial spokesperson for the organization. The CFO reports directly to the Chairman and directly assists the Senior Vice President (SVP), Chief Operating Officer (COO) and Senior Vice-Presidents of Programming on all strategic and tactical matters as they relate to budget management, cost benefit analysis, forecasting needs and the securing of new funding.

KEY RESPONSIBILITIES

a.	Assist in performing all tasks necessary to achieve the organization’s mission and help execute staff succession and growth plans;

b.	Assist with the Company’s capital raising including participation in investor shows and other activities relating to the public listing of the Company;

c.	Train the Finance Department and other staff on raising awareness and knowledge of financial management matters;

d.	Work with the Chairman, SVP, COO, SVPs of Programming and all other staff on the strategic vision including fostering and cultivating stakeholder relationships on city, state, and national levels, as well as assisting in the development and negotiation of contracts;

e.	Participate in developing new business, specifically: assist the CEO, SVP and COO in identifying new funding opportunities, the drafting of prospective programmatic budgets, and determining cost effectiveness of prospective service delivery;

f.	Assess the benefits of all prospective contracts and advise the Executive Team on programmatic design and implementation matters;

g.	Ensure adequate controls are installed and that substantiating documentation is approved and available such that all transactions may pass independent and governmental audits;

h.	Provide the SVP, COO and SVPs of Programming with an operating budget. Work with the SVP & COO to ensure programmatic success through cost analysis support, and compliance with all contractual and programmatic requirements. This includes: 1) interpreting legislative and programmatic rules and regulations to ensure compliance with all federal, state, local and contractual guidelines, 2) ensuring that all government regulations and requirements are disseminated to appropriate personnel, and 3) monitoring compliance;

i.	Oversee the management and coordination of all fiscal reporting activities for the organization including: organizational revenue/expense and balance sheet reports, reports to funding agencies, development and monitoring of organizational and contract budgets;

j.	Oversee all purchasing and payroll activity for staff and participants;

k.	Develop and maintain systems of internal controls to safeguard financial assets of the organization Oversee the coordination and activities of independent auditors ensuring all A-133 audit issues are resolved, and all 403(b) compliance issues are met, and the preparation of the annual financial statements is in accordance with U.S. GAAP and federal, state and other required supplementary schedules and information;

l.	Attend Board and Subcommittee meetings; including being the lead staff on the Audit/Finance Committee;

m.	Monitor banking activities of the organization;

n.	Ensure adequate cash flow to meet the organization’s needs;

o.	Investigate cost-effective benefit plans and other fringe benefits which the organization may offer employees and potential employees with the goal of attracting and retaining qualified individuals;

p.	Oversee the production of monthly reports including reconciliations with funders and pension plan requirements, as well as financial statements and cash flow projections for use by Executive management, as well as the Audit/Finance Committee and Board of Directors;

q.	Assist in the design, implementation, and timely calculations of wage incentives, commissions, and salaries for the staff;

r.	Oversee Accounts Payable and Accounts Receivable and ensure a disaster recovery plan is in place;

s.	Oversee business insurance plans and health care coverage analysis;

t.	Oversee the maintenance of the inventory of all fixed assets (computers, etc.).

2.	Targets

Performance by the Consultant will be judged in relation to Client’s progress to its agreed Business Plans and Financial Forecasts.

3.	Fees

3.1	As consideration for performance of its Duties hereunder Consultant shall receive the “Initial Retainer Fee” from the date of this Agreement until the date of the Client completing a “Minimum Corporate Financing” of no less than $5,000,000 during the Term. The Initial Retainer Fee shall be paid monthly in arrears, in the amount

– US$5,000 per month

3.2	As consideration for performance of its Duties hereunder during the Initial Term Consultant shall be paid a “Success Fee” contingent upon the Client completing a “Minimum Corporate Financing” of no less than $5,000,000 during the Term, calculated as:

– Cash bonus calculated up to $150,000 based pro rata on raising $25,000,000

3.3	As consideration for performance of its Duties hereunder Consultant shall receive the “Ongoing Retainer Fee” from the date of Client completing a “Minimum Corporate Financing” of no less than $5,000,000 through the end of the period ending six (6) months from the start of the Initial Term. The Ongoing Retainer Fee shall be paid monthly, in arrears, in the amount: “

– US$10,000 per month

3.4	The amount of the Retainer Fee shall increase to $15,000 per month on that date six (6) months from the date of this agreement for the duration of the Term.

3.5	As consideration for Consultant’s performance of its Duties hereunder, Consultant shall continue to vest in that “Equity Payment” of 250,000 Shares in the Client, granted under a previous agreement. Consultant shall further be granted an additional 375,000 of shares, equal to 0.75% of a 50,000,000 share capitalization prior to any future financing (“Additional Shares”).

Consultant’s Additional Shares shall be subject to the “Vesting Schedule” at Schedule A Issuance of the shares shall be in accordance with all applicable securities laws.

3.6	The Consultant shall be reimbursed or advanced funds to cover all travel expenses approved prior by the Chairman or otherwise reasonably incurred in discharging the Duties.

3.7	The Consultant shall be reimbursed or advanced funds to cover all expenses provided for by any agreed Budget or otherwise authorized prior by the Chairman or by another appropriate authority of the Client.

4.	Terms & Conditions of Consultancy

4.1	During the Term and for a period of two (2) years thereafter and excluding the Consultant’s other Contractual Commitments set-out at Schedule B of this Agreement, the Consultant will not, directly or indirectly: solicit or request any Consultant of or consultant to the Client to leave the employ of or cease consulting for the Client; solicit or request any Consultant of or consultant to the Client to join the employ of, or begin consulting for, any individual or entity that researches, develops, markets or sells products that compete with those of the Client; solicit or request any individual or entity that researches, develops, markets or sells products that compete with those of the Client, to employ or retain as a consultant any Consultant or consultant of the Client; or induce or attempt to induce any supplier or vendor of the Client to terminate or breach any written or oral agreement or understanding with the Client.

4.2	For a period of two (2) years following the Date of this Agreement, Consultant shall not, without the prior written consent of Client, which consent Client may withhold at their sole discretion, (a) utilize any Confidential Information to circumvent or compete with Client in relation to the FilmOn Business Plans, or (b) utilize information lawfully furnished or disclosed to Client by a non-party to this Agreement without any obligation of confidentiality and through no wrongful act of the recipient Party, or information independently developed by Client relative to the FilmOn Business Plan, to circumvent or compete with Client on the FilmOn Business Plan.

5.	Status of Consultant

Consultant shall at all times contemplated herein be considered an independent contractor of the Client. The Consultant shall not be deemed an agent. partner or joint venturer of Client for any purpose whatsoever, and Consultant shall have no authority to bind or act on behalf of Client. Consultant shall be responsible for, and agrees to comply with, obligations under federal and state tax laws for payment of income and, if applicable, self-employment tax. Further, to the fullest extent permitted by the laws of the State of California and the United States, Consultant forever waives any claims, rights or privileges they may have as against Client pursuant to any Labor Codes or Statutes including, but not limited to the Americans with Disabilities Act and any other similar provisions.

6.	Indemnities

6.1	Client will respectively indemnify Consultant for any third party claims made against Consultant during the Term hereof and for twelve (12) months thereafter arising in connection with the FilmOn Business Plan, except to the extent that such claim arises from the negligence or willful wrongdoing of Consultant. Consultant shall indemnify and hold Client and its principals harmless from any and all claims, causes, costs and fees (including but not limited to attorney’s fees) that arise as a result Consultant’s breach of its Duties, any materials created by Consultant, or any other misconduct of Consultant in connection with its Duties hereunder. As a condition to Client’s obligations to indemnify Consultant, Consultant shall provide prompt written notice of such claim to Client (the “Indemnitor”) and shall allow the Indemnitor to defend any such claim using counsel of its choice. The Indemnitor shall not settle any such claim without the express written consent of the Indemnitee, such consent not to be unreasonably withheld.

7.	Covenant Not to Compete

7.1	For good consideration and as an inducement for Client to engage Consultant, if such engagement is terminated for Cause, Consultant shall not compete, for a period of two years after the end of the Term of this Agreement, engage directly or indirectly, either personally or as an Consultant, associate partner, partner, manager, agent, or otherwise, or by means of any corporate or other device, in business related to the Business Opportunity within in the USA and any other Territory to which the Business Opportunity has extended: nor shall Consultant for such period and in such localities solicit orders, directly or indirectly, from any customers of the Client, or from any customers of its successor, for such products as are sold by Company or its successor, either for (himself or herself) or as an Consultant of any person, firm, or corporation.

7.2	The term “not compete” as used herein shall mean that the Consultant shall not own, manage, operate, consult or to be engaged or employed in a business substantially similar to, or competitive with, the present business of the Company or such other business activity in which the Company may substantially engage during the term of employment.

7.3	On the termination of the Consultant’s employment with the Client for any reason, the Consultant will not solicit any customer of the Client that was a customer of the Company during the course of the Consultant’s employment with the Client, whether or not still a customer of the Client and whether or not knowledge of the customer is considered confidential information, or in any way aid and assist any other person to solicit any such customer for a period of two years from the date of termination of the Consultant’s employment.

7.4	This Clause 7 shall not apply if Consultant is terminated without Cause.

8.	Trade Secrets

The Consultant acknowledges that the Client shall or may in reliance of this agreement provide Consultant access to trade secrets, customers and other confidential data and good will. Consultant agrees to retain said information as confidential and not to use said information on his or her own behalf or disclose same to any third party. The Consultant will take necessary actions to keep the Client’s business secrets, including but not limited to customer, supplier, logistical, financial, research and development information, confidential and not to disclose the Client’s business secrets to any third party during and after the term of the Consultant’s engagement

9.	Intellectual Property & Confidentiality

9.1	Those “Concepts and Ideas” disclosed by the Client to Consultant or which are developed by Consultant during the course of the performance of the Duties hereunder and which relate to the Client’s present, past or prospective business activities, services, and products, shall remain the sole and exclusive property of the Client. For further clarity, the results and proceeds of Consultant’s services contemplated hereunder shall be deemed “works-made-for-hire” commissioned for the benefit of Client as that term is commonly defined pursuant to United States Copyright Law. Should any of the results and proceeds of Consultant’s services hereunder not be deemed “works-made-for-hire”, the Consultant hereby grants to Client an exclusive, irrevocable, perpetual license to such.

9.2

For the purposes of this Agreement, Confidential Information shall mean and collectively include: all information relating to the business, plans and/or technology of the Client including, but not limited to technical information including inventions, methods, plans, processes, specifications, characteristics, assays, raw data, scientific data, records, databases, formulations, protocols, equipment design, know-how, experience, and trade secrets; developmental, marketing, sales, customer, supplier, consulting relationship information, operating, performance, and cost information; computer programming techniques whether in tangible or intangible form, and all record bearing media containing or disclosing the foregoing information and techniques including, written business plans, patents and patent applications, grant applications, notes, and memoranda, whether in writing or presented, stored or maintained in or by electronic, magnetic, or other means.

9.3	Notwithstanding the foregoing, the term “Confidential Information” shall not include any information which: (a) can be demonstrated to have been lawfully in the public domain or was publicly known or available prior to the date of the disclosure to Consultant; (b) can be demonstrated in writing to have been rightfully in the possession of Consultant prior to the disclosure of such information to Consultant by the Client; (c) becomes part of the public domain or publicly known or available by publication or otherwise, not due to any unauthorized act or omission on the part of Consultant or any third party; or (d) is supplied to Consultant by a third party without binder of secrecy, so long as that such third party has no obligation to the Client or any affiliated companies to maintain such information in confidence.

9.4	As required by Consultant’s Duties, Consultant shall not, at any time now or in the future, directly or indirectly, use, publish, disseminate or otherwise disclose any Confidential Information, Concepts, or Ideas to any third party without the consent of the Client, which consent may be denied in each instance and all of the same, together with publication rights, shall belong exclusively to the Client.

9.5	All documents, diskettes, tapes, procedural manuals, guides, specifications, plans, drawings, designs and similar materials, lists of present, past or prospective customers, customer proposals, invitations to submit proposals, price lists and data relating to the pricing of the Client’s products and services, records, notebooks and all other materials containing Confidential Information or information about Concepts or Ideas (including all copies and reproductions thereof), that come into Consultant’s possession or control by reason of Consultant’s performance of the relationship, whether prepared by Consultant or others: (a) are the property of the Client or Franchisee, (b) will not be used by Consultant in any way other than in connection with the performance of his/her Duties, (c) will not be provided or shown to any third party by Consultant, (d) will not be removed from the Client or Consultant’s premises (except as Consultant’s Duties require), and (e) at the termination (for whatever reason), of Consultant’s relationship with the Client, will be left with, or forthwith returned by Consultant to the Client.

9.6	The Consultant agrees that the Client is and shall remain the exclusive owner of the Confidential Information and Concepts and Ideas. Any interest in patents, patent applications, inventions, technological innovations, trade names, trademarks, service marks, copyrights, copyrightable works, developments, discoveries, designs, processes, formulas, know-how, data and analysis, whether registrable or not (“Developments”), which Consultant, as a result of rendering Services to the Client under this Agreement, may conceive or develop, shall: (i) forthwith be brought to the attention of the Client by Consultant and (ii) belong exclusively to the Client. No license or conveyance of any such rights to the Consultant is granted or implied under this Agreement.

9.7	The Consultant hereby assigns and, to the extent any such assignment cannot be made at present, hereby agrees to assign to the Client, without further compensation, all of his/her right, title and interest in and to all Concepts, Ideas, and Developments. The Consultant will execute all documents and perform all lawful acts which the Client considers necessary or advisable to secure its rights hereunder and to carry out the intent of this Agreement.

10.	Working Requirements

10.1	The Consultant shall primarily operate from FilmOn.TV Network’s offices in Los Angeles, and otherwise as reasonably required by Client. The Consultant is permitted to undertake other consulting engagements for third-parties, so long as such engagements are not competitive with FilmOn.com. The Client acknowledges that the Consultant is already engaged in a number of acceptable and hereby permitted third-party engagements.

10.2	The Consultant shall make best endeavors to attend to the Duties outlined for up to forty (40) hours each week whether expended both during and beyond the business hours and whether expended in attendance at the Client’s principal place of business or at such other location.

10.3	The Consultant shall be entitled to up to two (2) weeks paid leave every twelve (12) months from the date of this Agreement.

11.	Warranties

Consultant disclaims responsibility, direct or indirect, express or implied, for the truth, accuracy or completeness of information provided to Client concerning a Prospect introduced by Consultant or concerning persons or entities introduced to Client through a Prospect. Client acknowledges full and complete responsibility for the truth, accuracy, and completeness of all information concerning any Prospect or such other person or entity and, in its own behalf and as authorized representative of its Affiliates, expressly waives all rights of recourse, if any, against Consultant for reliance thereon by Client or any of Client’s Affiliates.

12.	Term

The Term of this Agreement shall extend for a period of twelve (12) months (the “Term”) unless terminated by either party as provided herein below, during which time the Client or Consultant may terminate this Agreement at their sole discretion at any time on thirty (30) days written notice.

13.	Assignment

Other than to subsidiaries or Affiliates of Consultant, Consultant shall not have the right to assign its Duties and obligations hereunder without the express written consent of Client. Client may assign its rights and obligations hereunder to any of its subsidiaries or otherwise affiliated companies on notice to the Consultant.

14.	Governing Law

This Agreement shall be governed by the Laws of the State of California. Any dispute arising between Client and Consultant shall be brought before the Courts located in the State of California. Each party hereto submits to the personal jurisdiction of said courts.

15.	Miscellaneous

Each signatory to this Agreement hereby individually represents and warrants that he/she/it is duly authorized to bind Client and Consultant as applicable. This Agreement may be modified, waived, or otherwise changed only pursuant to a further written agreement between the parties hereto. This Agreement shall supersede any previous agreements and constitute the final expression of the agreement between Consultant and Client. Neither party has relied on any representations in entering into this Agreement except as expressly provided herein.

Agreed and accepted this 14th day of September, 2012.

Consultant: Tamalpais Finance LLC		Client: FilmOn.TV Networks Inc

By:	/s/ Peter van Pruissen	By:	/s/ Alkiviades David

	Peter Van Pruissen		Alkiviades David

Schedule A

Vesting Schedule

Consultant will continue to vest in equity in FilmOn.TV Networks Inc. Fifty percent (50%) of such equity was issued on a fully vested basis on September 14, 2012 with fifty percent (50%) subject to a ‘Vesting Schedule’ as follows:

Should the Consultant resign, or have his/her agreement terminated with “Cause” (as defined below) prior to the end of the Term of this Agreement, said equity subject to this Vesting Schedule would be subject to recall by the Client.

– 50% within the initial six (6) months from the date of this Agreement

– 25% after six (6) months but before eighteen (18) months from the date of this Agreement.

Should any of the following events occur, 100% of said equity subject to this Vesting Schedule would vest as ordinary share capital of equal rank to that of all other shareholders:

– Uncured, material breach of this Agreement by the Client

– Termination of this Agreement by Client without cause

– Any “Liquidity Event” (defined below) or “Change of Control” (“defined below) Failure of the Client to raise capital in excess of $5,000,000 within six months of this Agreement.

Definitions:

“Cause” in this agreement means:

(i)	conviction of a crime involving moral turpitude;

(ii) willful misconduct or gross neglect of duties to the Client; provided that within 5 days after receiving notice of such misconduct or neglect, on which the board is relying to terminate for cause, Consultant is are provided the opportunity defend itself before the board; or

(iii) repeated failure by Consultant to follow the written directives of the board or any written Client policy or guidelines expressly approved by the board.

“Liquidity Event” in this Agreement means:

A merger, acquisition, sale of voting control or sale of substantially all of the assets of the Client.

As of August 8, 2013

Shared Executive Agreement-Amendment No. 2

Between:	FilmOn.TV Networks Inc (Client, Company, FilmOn)
301 N Canon Dr., Suite 208
Beverly Hills, CA, 90210
USA

and	Tamalpais Finance LLC (Consultant)
76 Tamalpais Road
Kentfield, California 94904
USA

This renewal amends and extends the Shared Executive Agreement executed between the parties on March 16, 2012 (the “Original Agreement”), and amended by Amendment 1 dated as of September 11, 2012 (“Amendment No. 1”), on the terms set forth below. Client hereby continues to engage Consultant to provide personal services and assistance with the corporate operations of the Client and its Affiliates, including but not limited to “FilmOn.TV Networks”, “FilmOn.com Plc”, “FilmOn.com Inc”; “FilmOn.TV Inc”, “Battlecam.com”; “FilmOn Mobile Inc.”; Interactive Artist Management; “9021go Inc”; ‘‘FilmOn Labs”; and related initiatives referred to as the “Business Opportunity”.

The Consultant nominates as its “Nominated Executive” and the Client accepts and accepts only Peter Van Pruissen to be eligible to act as “Director” of the Client and otherwise to roles including but not limited to “Chief Financial Officer’ of the Client and their business initiatives and those of their Affiliates and to perform the “Duties” contemplated by this Agreement.

The Nominated Executive will report to the Chairman of FilmOn.TV Networks.

1.	Duties

The Chief Financial Officer (CFO) provides both operational and programmatic support to the organization. The CFO supervises the finance unit and is the chief financial spokesperson for the organization. The CFO reports directly to the Chairman and directly assists the Senior Vice President (SVP), Chief Operating Officer (COO) and Senior Vice-Presidents of Programming on all strategic and tactical matters as they relate to budget management, cost benefit analysis, forecasting needs and the securing of new funding.

KEY RESPONSIBILITIES

a.	Assist in performing all tasks necessary to achieve the organization’s mission and help execute staff succession and growth plans;

b.	Assist with the Company’s capital raising including participation in investor shows and other activities relating to the public listing of the Company;

c.	Train the Finance Department and other staff on raising awareness and knowledge of financial management matters;

d.	Work with the Chairman, SVP, COO, SVPs of Programming and all other staff on the strategic vision including fostering and cultivating stakeholder relationships on city, state, and national levels, as well as assisting in the development and negotiation of contracts;

e.	Participate in developing new business, specifically: assist the CEO, SVP and COO in identifying new funding opportunities, the drafting of prospective programmatic budgets, and determining cost effectiveness of prospective service delivery;

f.	Assess the benefits of all prospective contracts and advise the Executive Team on programmatic design and implementation matters;

g.	Ensure adequate controls are installed and that substantiating documentation is approved and available such that all transactions may pass independent and governmental audits;

h.	Provide the SVP, COO and SVPs of Programming with an operating budget. Work with the SVP & COO to ensure programmatic success through cost analysis support, and compliance with all contractual and programmatic requirements. This includes: 1) interpreting legislative and programmatic rules and regulations to ensure compliance with all federal, state, local and contractual guidelines, 2) ensuring that all government regulations and requirements are disseminated to appropriate personnel, and 3) monitoring compliance;

i.	Oversee the management and coordination of all fiscal reporting activities for the organization including: organizational revenue/expense and balance sheet reports, reports to funding agencies, development and monitoring of organizational and contract budgets;

j.	Oversee all purchasing and payroll activity for staff and participants;

k.	Develop and maintain systems of internal controls to safeguard financial assets of the organization Oversee the coordination and activities of independent auditors ensuring all A-133 audit issues are resolved, and all 403(b) compliance issues are met, and the preparation of the annual financial statements is in accordance with U.S. GAAP and federal, state and other required supplementary schedules and information;

l.	Attend Board and Subcommittee meetings; including being the lead staff on the Audit/Finance Committee;

m.	Monitor banking activities of the organization;

n.	Ensure adequate cash flow to meet the organization’s needs;

o.	Investigate cost-effective benefit plans and other fringe benefits which the organization may offer employees and potential employees with the goal of attracting and retaining qualified individuals;

p.	Oversee the production of monthly reports including reconciliations with funders and pension plan requirements, as well as financial statements and cash flow projections for use by Executive management, as well as the Audit/Finance Committee and Board of Directors;

q.	Assist in the design, implementation, and timely calculations of wage incentives, commissions, and salaries for the staff;

r.	Oversee Accounts Payable and Accounts Receivable and ensure a disaster recovery plan is in place;

s.	Oversee business insurance plans and health care coverage analysis;

t.	Oversee the maintenance of the inventory of all fixed assets (computers, etc.).

2.	Targets

Performance by the Consultant will be judged in relation to Client’s progress to its agreed Business Plans and Financial Forecasts.

3.	Fees

3.1	As consideration for performance of its Duties hereunder Consultant shall receive the “Initial Retainer Fee” from the date of this Agreement until the date of the Client completing a “Minimum Corporate Financing” of no less than $5,000,000 during the Term. The Initial Retainer Fee shall be in the amount of US$15,000 per month; provided that the payment of $7,500 of such monthly Initial Retainer Fee shall be deferred until the completion of a Minimum Corporate Financing and $7,500 of such Initial Retainer Fee shall be paid to Consultant on a monthly basis in arrears.

3.2	As consideration for performance of its Duties hereunder during the Initial Term Consultant shall be paid a “Success Fee” contingent upon the Client completing a “Minimum Corporate Financing” of no less than $5,000,000 during the Term, calculated as:

•	Cash bonus calculated up to $150,000 based pro rata on raising $25,000,000

3.3	As consideration for performance of its Duties hereunder Consultant shall receive the “Ongoing Retainer Fee” from the date of Client completing a “Minimum Corporate Financing” of no less than $5,000,000 through the end of the period ending six (6) months from the start of the Initial Term. The Ongoing Retainer Fee shall be paid monthly, in arrears, in the amount:

•	US$10,000 per month

3.4	[Reserved]

3.5	As consideration for Consultant’s performance of its Duties hereunder, Consultant shall continue to vest in that “Equity Payment” of 500,000 Shares in the Client, equal to 0.50% of the Client’s current 100,000,000 share capitalization and granted pursuant to the Original Agreement. Consultant shall continue to vest in the 750,000 of Shares granted pursuant to Amendment No. 1, and equal to 0.75% of the Client’s current 100,000,000 share capitalization, prior to any future financing (“Additional Shares”).

Consultant’s Additional Shares shall continue to be subject to the “Vesting Schedule” found in Schedule A of Amendment No. 1, which is attached hereto for reference. Issuance of the shares shall be in accordance with all applicable securities laws.

3.6	The Consultant shall be reimbursed or advanced funds to cover all travel expenses approved prior by the Chairman or otherwise reasonably incurred in discharging the Duties.

3.7	The Consultant shall be reimbursed or advanced funds to cover all expenses provided for by any agreed Budget or otherwise authorized prior by the Chairman or by another appropriate authority of the Client.

4.	Terms & Conditions of Consultancy

4.1	During the Term and for a period of two (2) years thereafter and excluding the Consultant’s other Contractual Commitments set-out at Schedule B of this Agreement, the Consultant will not, directly or indirectly: solicit or request any Consultant of or consultant to the Client to leave the employ of or cease consulting for the Client; solicit or request any Consultant of or consultant to the Client to join the employ of, or begin consulting for, any individual or entity that researches, develops, markets or sells products that compete with those of the Client; solicit or request any individual or entity that researches, develops, markets or sells products that compete with those of the Client, to employ or retain as a consultant any Consultant or consultant of the Client; or induce or attempt to induce any supplier or vendor of the Client to terminate or breach any written or oral agreement or understanding with the Client.

4.2	For a period of two (2) years following the Date of this Agreement, Consultant shall not, without the prior written consent of Client, which consent Client may withhold at their sole discretion, (a) utilize any Confidential Information to circumvent or compete with Client in relation to the FilmOn Business Plans, or (b) utilize information lawfully furnished or disclosed to Client by a non-party to this Agreement without any obligation of confidentiality and through no wrongful act of the recipient Party, or information independently developed by Client relative to the FilmOn Business Plan, to circumvent or compete with Client on the FilmOn Business Plan.

5.	Status of Consultant

Consultant shall at all times contemplated herein be considered an independent contractor of the Client. The Consultant shall not be deemed an agent. partner or joint venturer of Client for any purpose whatsoever, and Consultant shall have no authority to bind or act on behalf of Client. Consultant shall be responsible for, and agrees to comply with, obligations under federal and state tax laws for payment of income and, if applicable, self-employment tax. Further, to the fullest extent permitted by the laws of the State of California and the United States, Consultant forever waives any claims, rights or privileges they may have as against Client pursuant to any Labor Codes or Statutes including, but not limited to the Americans with Disabilities Act and any other similar provisions.

6.	Indemnities

6.1	Client will respectively indemnify Consultant for any third party claims made against Consultant during the Term hereof and for twelve (12) months thereafter arising in connection with the FilmOn Business Plan, except to the extent that such claim arises from the negligence or willful wrongdoing of Consultant. Consultant shall indemnify and hold Client and its principals harmless from any and all claims, causes, costs and fees (including but not limited to attorney’s fees) that arise as a result Consultant’s breach of its Duties, any materials created by Consultant, or any other misconduct of Consultant in connection with its Duties hereunder. As a condition to Client’s obligations to indemnify Consultant, Consultant shall provide prompt written notice of such claim to Client (the “Indemnitor”) and shall allow the Indemnitor to defend any such claim using counsel of its choice. The Indemnitor shall not settle any such claim without the express written consent of the Indemnitee, such consent not to be unreasonably withheld.

7.	Covenant Not to Compete

7.1	For good consideration and as an inducement for Client to engage Consultant, if such engagement is terminated for Cause, Consultant shall not compete, for a period of two years after the end of the Term of this Agreement, engage directly or indirectly, either personally or as an Consultant, associate partner, partner, manager, agent, or otherwise, or by means of any corporate or other device, in business related to the Business Opportunity within in the USA and any other Territory to which the Business Opportunity has extended: nor shall Consultant for such period and in such localities solicit orders, directly or indirectly, from any customers of the Client, or from any customers of its successor, for such products as are sold by Company or its successor, either for (himself or herself) or as an Consultant of any person, firm, or corporation.

7.2	The term “not compete” as used herein shall mean that the Consultant shall not own, manage, operate, consult or to be engaged or employed in a business substantially similar to, or competitive with, the present business of the Company or such other business activity in which the Company may substantially engage during the term of employment.

7.3	On the termination of the Consultant’s employment with the Client for any reason, the Consultant will not solicit any customer of the Client that was a customer of the Company during the course of the Consultant’s employment with the Client, whether or not still a customer of the Client and whether or not knowledge of the customer is considered confidential information, or in any way aid and assist any other person to solicit any such customer for a period of two years from the date of termination of the Consultant’s employment.

7.4	This Clause 7 shall not apply if Consultant is terminated without Cause.

8.	Trade Secrets

The Consultant acknowledges that the Client shall or may in reliance of this agreement provide Consultant access to trade secrets, customers and other confidential data and good will. Consultant agrees to retain said information as confidential and not to use said information on his or her own behalf or disclose same to any third party. The Consultant will take necessary actions to keep the Client’s business secrets, including but not limited to customer, supplier, logistical, financial, research and development information, confidential and not to disclose the Client’s business secrets to any third party during and after the term of the Consultant’s engagement.

9.	Intellectual Property & Confidentiality

9.1	Those “Concepts and Ideas” disclosed by the Client to Consultant or which are developed by Consultant during the course of the performance of the Duties hereunder and which relate to the Client’s present, past or prospective business activities, services, and products, shall remain the sole and exclusive property of the Client. For further clarity, the results and proceeds of Consultant’s services contemplated hereunder shall be deemed “works-made-for-hire” commissioned for the benefit of Client as that term is commonly defined pursuant to United States Copyright Law. Should any of the results and proceeds of Consultant’s services hereunder not be deemed “works-made-for-hire”, the Consultant hereby grants to Client an exclusive, irrevocable, perpetual license to such.

9.2	For the purposes of this Agreement, Confidential Information shall mean and collectively include: all information relating to the business, plans and/or technology of the Client including, but not limited to technical information including inventions, methods, plans, processes, specifications, characteristics, assays, raw data, scientific data, records, databases, formulations, protocols, equipment design, know-how, experience, and trade secrets; developmental, marketing, sales, customer, supplier, consulting relationship information, operating, performance, and cost information; computer programming techniques whether in tangible or intangible form, and all record bearing media containing or disclosing the foregoing information and techniques including, written business plans, patents and patent applications, grant applications, notes, and memoranda, whether in writing or presented, stored or maintained in or by electronic, magnetic, or other means.

9.3	Notwithstanding the foregoing, the term “Confidential Information” shall not include any information which: (a) can be demonstrated to have been lawfully in the public domain or was publicly known or available prior to the date of the disclosure to Consultant; (b) can be demonstrated in writing to have been rightfully in the possession of Consultant prior to the disclosure of such information to Consultant by the Client; (c) becomes part of the public domain or publicly known or available by publication or otherwise, not due to any unauthorized act or omission on the part of Consultant or any third party; or (d) is supplied to Consultant by a third party without binder of secrecy, so long as that such third party has no obligation to the Client or any affiliated companies to maintain such information in confidence.

9.4	As required by Consultant’s Duties, Consultant shall not, at any time now or in the future, directly or indirectly, use, publish, disseminate or otherwise disclose any Confidential Information, Concepts, or Ideas to any third party without the consent of the Client, which consent may be denied in each instance and all of the same, together with publication rights, shall belong exclusively to the Client.

9.5	All documents, diskettes, tapes, procedural manuals, guides, specifications, plans, drawings, designs and similar materials, lists of present, past or prospective customers, customer proposals, invitations to submit proposals, price lists and data relating to the pricing of the Client’s products and services, records, notebooks and all other materials containing Confidential Information or information about Concepts or Ideas (including all copies and reproductions thereof), that come into Consultant’s possession or control by reason of Consultant’s performance of the relationship, whether prepared by Consultant or others: (a) are the property of the Client or Franchisee, (b) will not be used by Consultant in any way other than in connection with the performance of his/her Duties, (c) will not be provided or shown to any third party by Consultant, (d) will not be removed from the Client or Consultant’s premises (except as Consultant’s Duties require), and (e) at the termination (for whatever reason), of Consultant’s relationship with the Client, will be left with, or forthwith returned by Consultant to the Client.

9.6	The Consultant agrees that the Client is and shall remain the exclusive owner of the Confidential Information and Concepts and Ideas. Any interest in patents, patent applications, inventions, technological innovations, trade names, trademarks, service marks, copyrights, copyrightable works, developments, discoveries, designs, processes, formulas, know-how, data and analysis, whether registrable or not (“Developments”), which Consultant, as a result of rendering Services to the Client under this Agreement, may conceive or develop, shall: (i) forthwith be brought to the attention of the Client by Consultant and (ii) belong exclusively to the Client. No license or conveyance of any such rights to the Consultant is granted or implied under this Agreement.

9.7	The Consultant hereby assigns and, to the extent any such assignment cannot be made at present, hereby agrees to assign to the Client, without further compensation, all of his/her right, title and interest in and to all Concepts, Ideas, and Developments. The Consultant will execute all documents and perform all lawful acts which the Client considers necessary or advisable to secure its rights hereunder and to carry out the intent of this Agreement.

10.	Working Requirements

10.1	The Consultant shall primarily operate from FilmOn.TV Network’s offices in Los Angeles, and otherwise as reasonably required by Client. The Consultant is permitted to undertake other consulting engagements for third-parties, so long as such engagements are not competitive with FilmOn.com. The Client acknowledges that the Consultant is already engaged in a number of acceptable and hereby permitted third-party engagements.

10.2	The Consultant shall make best endeavors to attend to the Duties outlined for up to forty (40) hours each week whether expended both during and beyond the business hours and whether expended in attendance at the Client’s principal place of business or at such other location.

10.3	The Consultant shall be entitled to up to two (2) weeks paid leave every twelve (12) months from the date of this Agreement.

11.	Warranties

Consultant disclaims responsibility, direct or indirect, express or implied, for the truth, accuracy or completeness of information provided to Client concerning a Prospect introduced by Consultant or concerning persons or entities introduced to Client through a Prospect. Client acknowledges full and complete responsibility for the truth, accuracy, and completeness of all information concerning any Prospect or such other person or entity and, in its own behalf and as authorized representative of its Affiliates, expressly waives all rights of recourse, if any, against Consultant for reliance thereon by Client or any of Client’s Affiliates.

12.	Term

The initial term of this Agreement shall extend for a period of twelve (12) months (the “Initial Term”) unless terminated by either party as provided herein below, during which time the Client or Consultant may terminate this Agreement at their sole discretion at any time on thirty (30) days written notice. At the expiration of the Initial Term, this Agreement will automatically renew for successive one (1) year periods (each a “Renewal Term” and collectively with the Initial Term the “Term”) unless the Client or Consultant provides the other party with notice of its intent not to renew this Agreement at least thirty (30) days prior to the expiration of the then current term.

13.	Assignment

Other than to subsidiaries or Affiliates of Consultant, Consultant shall not have the right to assign its Duties and obligations hereunder without the express written consent of Client. Client may assign its rights and obligations hereunder to any of its subsidiaries or otherwise affiliated companies on notice to the Consultant.

14.	Governing Law

This Agreement shall be governed by the Laws of the State of California. Any dispute arising between Client and Consultant shall be brought before the Courts located in the State of California. Each party hereto submits to the personal jurisdiction of said courts.

15.	Miscellaneous

Each signatory to this Agreement hereby individually represents and warrants that he/she/it is duly authorized to bind Client and Consultant as applicable. This Agreement may be modified, waived, or otherwise changed only pursuant to a further written agreement between the parties hereto. This Agreement shall supersede any previous agreements and constitute the final expression of the agreement between Consultant and Client. Neither party has relied on any representations in entering into this Agreement except as expressly provided herein.

Agreed and accepted this 8th day of August, 2013.

Consultant: Tamalpais Finance LLC		Client: FilmOn.TV Networks Inc

By:	/s/ Peter van Pruissen	By:	/s/ Alkiviades David
	Peter Van Pruissen		Alkiviades David

Amendment No. 1

Schedule A

Vesting Schedule

Consultant will continue to vest in equity in FilmOn.TV Networks Inc. Fifty percent (50%) of such equity was issued on a fully vested basis on September 14, 2012 with fifty percent (50%) subject to a ‘Vesting Schedule’ as follows:

Should the Consultant resign, or have his/her agreement terminated with “Cause” (as defined below) prior to the end of the Term of this Agreement, said equity subject to this Vesting Schedule would be subject to recall by the Client.

•	50% within the initial six (6) months from the date of this Agreement

•	25% after six (6) months but before eighteen (18) months from the date of this Agreement.

Should any of the following events occur, 100% of said equity subject to this Vesting Schedule would vest as ordinary share capital of equal rank to that of all other shareholders:

•	Uncured, material breach of this Agreement by the Client

•	Termination of this Agreement by Client without cause

•	Any “Liquidity Event” (defined below) or “Change of Control” (“defined below) Failure of the Client to raise capital in excess of $5,000,000 within six months of this Agreement.

Definitions:

“Cause” in this agreement means:

(i) conviction of a crime involving moral turpitude;

(ii) willful misconduct or gross neglect of duties to the Client; provided that within 5 days after receiving notice of such misconduct or neglect, on which the board is relying to terminate for cause, Consultant is are provided the opportunity defend itself before the board; or

(iii) repeated failure by Consultant to follow the written directives of the board or any written Client policy or guidelines expressly approved by the board.

“Liquidity Event” in this Agreement means:

A merger, acquisition, sale of voting control or sale of substantially all of the assets of the Client.

AMENDMENT No. 3 TO

SHARED EXECUTIVE AGREEMENT

THIS AMENDMENT NO. 3 TO SHARED EXECUTIVE AGREEMENT, dated as of December 5, 2013, is by and between FilmOn.TV Networks Inc., a Delaware corporation (the “Company”), and Tamalpais Finance, LLC, a California limited liability company (the “Consultant”).

R E C I T A L S

The Company and the Consultant are parties to a Shared Executive Agreement, dated as of March 16, 2012, and as amended by Amendment 1 dated as of September 11, 2012 and Amendment No. 2 dated as of August 8, 2013 (the “Agreement”). Terms defined in the Agreement and used but not otherwise defined herein shall have the meanings given to them in the Agreement.

The Company and the Consultant wish to amend the Agreement as provided herein.

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Section 3.1 of the Agreement is hereby deleted therefrom, and the following language is hereby inserted therein in lieu thereof (which includes new language underlined below):

As consideration for performance of its Duties hereunder Consultant shall receive the “Initial Retainer Fee” from the date of this Agreement until the date of the Client completing a “Minimum Corporate Financing” of no less than $5,000,000 during the Term. The Initial Retainer Fee shall be in the amount of US$15,000 per month; provided that the payment of $9,500 of such monthly Initial Retainer Fee shall be deferred until the completion of a Minimum Corporate Financing and $5,500 of such Initial Retainer Fee shall be paid to Consultant on a monthly basis in arrears.

2. All other terms and conditions of the Agreement shall remain in full force and effect without modification.

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AMENDMENT NO. 3 TO SHARED EXECUTIVE AGREEMENT

(Signature Page)

This Amendment No. 3 has been duly executed on the date hereinabove set forth.

FILMON.TV NETWORKS INC.

By:	/s/ Alkiviades David
Name: Alkiviades David
Title: Chief Executive Officer

TAMALPAIS FINANCE, LLC

By:	/s/ Peter van Pruissen
Name: Peter van Pruissen